Preferred Apartment Communities, Inc. Announces Mezzanine Loan Investment Closing
Atlanta, GA, June 30, 2011

Preferred Apartment Communities, Inc. ("PAC") (AMEX: APTS), a Maryland corporation, today announced that it closed on a mezzanine loan investment of $6.0 million to Oxford Hampton Partners LLC, a Georgia limited liability company, in connection with its plans to construct a 96-unit townhome community in Hampton, Virginia, an addition to Trail Creek Apartments, a 204-unit multifamily townhome community owned by PAC.  In connection with the mezzanine loan, PAC was granted an option to purchase the 96-unit townhome community between the 34th and 36th months following the closing of the mezzanine loan for a purchase price equal to the approved budgeted cost of the project.

About Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc. is a Maryland corporation formed to acquire multifamily properties in select targeted markets throughout the United States.  As a secondary strategy, we may acquire senior mortgage loans, subordinate loans or mezzanine debt secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets.  PAC intends to elect and qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with our tax year ending December 31, 2011.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward-looking terminology such as "may", "will", "expects", "plans", "estimates", "anticipates", "projects", "intends", "believes", "outlook" and similar expressions.

The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information is inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking:  Our business and investment strategy; our projected operating results; availability of qualified personnel; local and national market conditions and trends in our industry; demand for and lease-up of apartment homes, supply of competitive housing products, and other economic conditions; availability of debt and/or equity financing and availability on favorable terms; changes in our asset values; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; estimates relating to our ability to make distributions to our stockholders in the future; and economic trends and economic recoveries.

Additional discussions of risks and uncertainties appear in our filings with the Securities and Exchange Commission, including our final prospectus filed with the Securities and Exchange Commission, under the heading "Risk Factors".  All information in this release is as of June 30, 2011. PAC does not undertake a duty to update forward-looking statements, including its projected operating results.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  PAC may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community.

SOURCE: Preferred Apartment Communities, Inc.

Preferred Apartment Communities, Inc.
Leonard A. Silverstein  770-818-4147
Executive Vice President
Email: lsilverstein@pacapts.com